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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 27, 2001

                                ePresence, Inc.
                                ---------------
            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
                                 -------------
                (State or Other Jurisdiction of Incorporation)

         0-20364                                         04-2798394
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               120 Flanders Road
                         Westboro, Massachusetts 01581
         (Address of Principal Executive Offices, Including Zip Code)

                                (508) 898-1000
                                ---------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of the Audit Committee of the Registrant's Board of Directors, the Registrant determined to change the independent public accountants for the Registrant from PricewaterhouseCoopers LLP
("PricewaterhouseCoopers"). The Registrant dismissed PricewaterhouseCoopers on November 27, 2001.

During the Registrant's two most recently completed fiscal years and through November 27, 2001, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. PricewaterhouseCoopers' reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and through November 27, 2001, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested PricewaterhouseCoopers to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated November 30, 2001 is filed as Exhibit 16.1 to this Form 8-K.

The Registrant engaged Arthur Andersen LLP ("Arthur Andersen") as the Registrant's independent public accountants effective as of November 27, 2001 for the fiscal year ending December 31, 2001. The Audit Committee of the Registrant's Board of Directors approved the engagement. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Arthur Andersen, neither the Registrant nor anyone on its behalf consulted with Arthur Andersen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Arthur Andersen that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

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Item 7.   FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired
      -------------------------------------------

      Not applicable.

(b)   Pro Forma Financial Information
      -------------------------------

      Not applicable.

(c)   Exhibits
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      16.1     Letter from PricewaterhouseCoopers LLP, dated November 30, 2001, to the Commission regarding change in certifying accountant.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ePRESENCE, INC.


Date: November 30, 2001              /s/ Richard M. Spaulding
                                     ------------------------------------------
                                     Richard M. Spaulding
                                     Senior Vice President and Chief Financial
                                     Officer, Treasurer and Clerk
                                     (Principal Financial Officer and Principal
                                     Accounting Officer)
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                                 Exhibit Index
                                 -------------

16.1 Letter from PricewaterhouseCoopers LLP, dated November 30, 2001, to the Commission regarding change in certifying accountant.